UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 15, 2026
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NURIX THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39398	27-0838048
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1600 Sierra Point Parkway, Brisbane, California		94005
(Address of Principal Executive Offices)		(Zip Code)
(415) 660-5320
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NRIX	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 15, 2026, Nurix Therapeutics, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders exclusively online via live webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2026 (the “Proxy Statement”). There were 83,747,013 shares of common stock present at the Annual Meeting in person or by proxy, which represented approximately 80.98% of the voting power of the shares of common stock entitled to vote at the Annual Meeting and constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on March 20, 2026.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1. To elect three Class III directors, each of whom is currently serving on the Company’s Board of Directors (the “Board”), each to serve a three-year term expiring at the Company’s 2029 annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier resignation or removal.

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2026.

3. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

The final voting results for each of these proposals are detailed below.

Proposal 1. Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Arthur T. Sands, M.D., Ph.D.	63,592,948	16,334,570	3,819,495
Roger Dansey, M.D.	79,607,489	320,029	3,819,495
Paul M. Silva	59,298,612	20,628,906	3,819,495

Each of the three nominees for director was elected to serve until the Company’s 2029 annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier resignation or removal.

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,555,977	166,391	24,645	—

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2026.

Proposal 3. Approval, on a Non-binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,458,920	6,895,394	573,204	3,819,495

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits
The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

Exhibit No.	Exhibit Title or Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NURIX THERAPEUTICS, INC.

Date: May 15, 2026	By:	/s/ Christine Ring
Christine Ring, Ph.D., J.D.
Chief Legal Officer
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